Trade and Other Current Receivables - Summary of Trade and Other Current Receivables (Parenthetical) (Detail) - EUR (€) € in Millions		Dec. 31, 2019	Dec. 31, 2018
Trade and Other Current Receivables [Line Items]
Trade receivables	[1]	€ 4,916	€ 4,350	[2]
KKR [member]
Trade and Other Current Receivables [Line Items]
Trade receivables		€ 698	€ 677

[1]	2019 includes €698 million (2018: €677 million) due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide services to KKR including IT infrastructure, bookkeeping, payroll, marketing and co-packing for up to two years from completion of the disposal and KKR pays Unilever for materials sourced on its behalf. See also trade payables on page 115.
[2]	Restated following adoption of IFRS 16. See note 1 and note 24 for further details.